EXHIBIT 4.0

FRONT OF THE SPECIMEN STOCK CERTIFICATE

NUMBER CC	[Crdentia Logo]	SHARES
INCORPORATED UNDERTHE LAWS OF THE STATE OF DELAWARE	CRDENTIA CORP.	CUSIP 225235 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS
This Is To Certify that
Is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

CRDENTIA CORP. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, and all amendments thereto, to all of which the holder of this certificate assents by his acceptance hereof.

     This certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

[SEAL] CRDENTIA CORP. CORPORATE SEAL 1997 DELAWARE	[/s/ Lawrence M. Davis] SECRETARY	[/s/ James D. Durham] CHAIRMAN AND CHIEF EXECUTIVE OFFICER	COUNTERSIGNED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY (JERSEY CITY, N.J.) BY TRANSFER AGENT AUTHORIZED OFFICER

BACK OF THE SPECIMEN STOCK CERTIFICATE

   The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

   The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM -as tenants in common TEN ENT -as tenants by the entireties JT TEN -as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - ________ Custodian ________ (Cust) (Minor) under Uniform gifts to Minors Act __________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________________________________

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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__________________________________________________________________________________________________________________________________

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________

NOTICE:

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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_____________________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.